Investment in Aqualung	9 Months Ended
Sep. 30, 2026
Investment in Aqualung
Investment in Aqualung
5.
Investment in Aqualung

As of September 30, 2026, the Company held an equity investment in Aqualung Carbon Capture AS ("Aqualung"), a privately held entity, which is classified as a financial asset measured at fair value through profit or loss in accordance with IFRS 9, Financial Instruments. The fair value of the investment was determined using observable market-based inputs in accordance with IFRS 13, Fair Value Measurement. Aqualung is engaged in the development of carbon capture technology and is based in Norway with operations in the United States.

During the nine months ended September 30, 2026, the Company recorded a fair value gain of $0.2 million resulting from foreign exchange translation effects. The gain was recognized prior to the Company's change in functional currency from CAD to USD, effective July 1, 2026. No further foreign exchange-related fair value changes were recognized during the three months ended September 30, 2026.

During the nine months ended September 30, 2025, the Company remeasured its investment in Aqualung to $5.4 million to reflect an equity investment transaction that was completed by Aqualung, which the Company did not participate in. The Company recorded a fair value gain of $2.8 million during the nine months ended September 30, 2025, primarily reflecting the impact of Aqualung's equity financing transaction.

Changes in the Company's investment in Aqualung for the nine months ended September 30, 2026 are as follows (in thousands):

Balance at December 31, 2025	$5,350
Effect of change in fair value	204
Effect of foreign exchange translation	(204)
Balance at September 30, 2026	$5,350